Exhibit 99.1
Investor Presentation | 2008

Certain statements and slides in this presentation contain forward- looking statements. These statements can be identified by terminology such as "may," "will," "should," "could," "expects," the negative of these terms, or other comparable terminology. Our actual results may differ materially from those projected in these statements, and factors that could cause such differences are discussed in our recent filings under the Securities Exchange Act of 1934. The company is under no obligation to update any forward-looking statements after the date of this presentation. Forward-looking Statements

We Create and Market Brands 90%+ satisfaction rates at magazines

We Create and Market Brands The Martha Stewart Show reaches 1.2 million households daily

We Create and Market Brands 60.4 million page views in December

We Create and Market Brands 4.2 million unique users in December

We Create and Market Brands Products at ~6,500 retail locations

We Create and Market Brands MSLO delivers 610 million media impressions annually

Return to Profitability In 2007 MSLO posted positive net income and EBITDA*. 2002 2003 2004 2005 2006 2007 Revenue 295.049 245.848 187.438 212.433 288.341 327.1 EPS 0.15 -0.06 -1.2 -1.49 -0.33 0.16 Adj EBITDA 39.3 4.8 -43.8 -25.9 19.6 34.3 * A reconciliation of adjusted EBITDA to Net Income (Loss), the most directly comparable GAAP number, is available on our website by referring to our Current Report on Form 8-K as filed with the Securities and Exchange Commission related to our earnings results.

2007 Highlights Strong advertising growth at Martha Stewart Living Strengthened Internet platform: Sharpened focus, accelerating metrics growth Broadcasting: Improved format, ratings sound New merchandising launches: 9 new deals signed since 2006 2007 Var. Revenue: Publishing $ 183.7 17% Internet 19.2 22% Broadcasting 40.3 (13%) Merchandising 84.7 22% Total $ 327.9 14% EBITDA* $ 34.4 76% EPS $ 0.20 N/A * A reconciliation of adjusted EBITDA to Net Income (Loss), the most directly comparable GAAP number, is available on our website by referring to our Current Report on Form 8-K as filed with the Securities and Exchange Commission related to our earnings results.

Creating, Enhancing, and Diversifying our Brands Everyday Food, Body + Soul Martha Stewart Collection, Martha Stewart Crafts Emeril Growing Cross-Platform Franchises Weddings Holiday Whole Living Building Sustainable Profits and Free Cash Flow New merchandising partnerships Robust digital growth Strengthened operating discipline; smart capital allocation Driving 2008 and Beyond

Diversifying Our Portfolio 2002

Diversifying Our Portfolio 2008

Emeril: A Great Fit for MSLO Diversifies business by adding proven brand Complementary category, celebrity-driven, natural fit with MSO's operating and management strengths Strong broadcast presence with multi-platform expansion opportunities Highly attractive EBITDA and cash flow characteristics

Product Branding Rachel Ray Emeril Lagasse Wolfgang Puck Paula Deen Bobby Flay Mario Batali Giada De Laurentiis % Most Likely 26 25 7 7 4 3 2 % Most Likely Emeril and Rachel Ray are virtually tied for the lead as the one individual food enthusiasts would most likely purchase branded/endorsed products from. Survey Question: From the following list, please select ONE individual you would be MOST LIKELY to purchase branded or endorsed products from.

Q1 Q2 Q3 Q4 2006 36.3 40.9 36.3 43.1 2007 40.6 47.5 46 49.4 North 45.9 46.9 45 Publishing: Renewed Momentum Total publishing ad revenue rose 28% in 2007 Revenue growth outpacing page growth Rate base increases continue 2007 Publishing Revenue increased 17% from 2006.

Diversified Categories With Room For Growth Liquor Financial Household Furnishings Media Pet Supplies Household Supplies Drugs & Remedies Direct Response Toiletries, Cosmetics Retail Percentage 0.01 0.03 0.03 0.03 0.03 0.05 0.08 0.09 0.09 0.11 Martha Stewart Living Ad Pages

MSL: Ad Page and Rate Growth Potential 2002 2003 2004 2005 2006 2007 2008 Ratebase 2.27 2.3 1.8 1.8 2 1.95 2 PIB 1887 1234 659 911 1287 1474 Ad Pages (PIB) 2002-2007 Ad Pages Ratebase in Millions

Leading Demographics US Weekly 11,793 $70,292 Cooking Light 11,450 $69,085 Martha Stewart Living 11,890 $68,914 O, The Oprah Magazine 16,245 $68,294 People 42,379 $65,675 Vogue 10,543 $65,208 Glamour 12,517 $64,022 Southern Living 15,560 $60,972 Better Homes & Gardens 39,132 $60,826 Cosmopolitan 17,912 $59,333 TOTAL AUDIENCE (000) MEDIAN HHI $ Among women's magazines, Martha Stewart Living ranked #3 by household income.

Customer Satisfaction MSL EF B+S MSW Issue Satisfaction 92% 94% 93% 97% Overall Satisfaction 95% 95% na na Renewal Intent 85% 84% 74% na Customers appreciate our high-quality content.

Solid history with Clarkson Potter-published 64 books since 1982 Impressive track record on the New York Times best-seller list: Everyday Food: Great Food Fast - 5 weeks, 2 at #1 Martha Stewart's Baking Handbook - 4 weeks Martha Stewart's Homekeeping Handbook - 10 weeks Multi-year, 12 book deal with Clarkson Potter Martha Stewart Books by Clarkson Potter

Strengthen Weddings brand in print and online, creating multi-platform advertising opportunities Leverage Body+Soul magazine with multi-media product and service offerings under Whole Living platform Emeril provides opportunity to enhance Everyday Food franchise Media: Extending Powerful Francheises

Internet: Leveraging Digital Platforms to Scale Core Franchises Accelerate growth through content and sales partnerships Invest in Weddings, Whole Living, and Holidays Integrate community and personalization tools across all content areas to drive engagement

Internet: Reaching Our Audience Apr May June July Aug Sep Oct Nov Dec UV % Growth 11.5 59.26 91.62 -5.56 6.74 18.63 8.57 16.73 50.42 Page Views 2006 38118785 41023881 30430091 29582580 29744989 41531713 48243841 46365018 40130343 Page Views 2007 34941387 42511761 36707604 29461306 30052534 40657664 64255268 64877782 60352502 Avg Time Spent Per Visit % Growth 7.5 1.38 1.61 11.93 14.45 14.59 17.88 14.1 Page Views Page Views 2006 Page Views 2007

MSLO and WeddingWire: A Perfect Match Drives increased user engagement functionality that today's brides expect from the web Practical and easy-to-use tools Community and rating system to help couples find local vendors Brings superior Web 2.0 features to the weddings space Brides who rely on MSLO's inspirational Weddings content now have easy access to an online marketplace along with planning tools and a social community.

The Martha Stewart Show Renewed focus on how-to programming with featured experts Renewed for a 4th season on NBC Primetime agreement with Fine Living TV September to December ratings growth New Initiatives VOD deal with Comcast Digital and Cox Cable reaching ~15 million households Martha Stewart crafts series picked up by DIY Network Holiday programming deal with Fine Living TV Broadcasting: Expanding Our Partnerships

Expanding Our Frequency & Reach Program Frequency Reach The Martha Stewart Show (Broadcast) Daily 1.2M (on Fine Living) Daily N/R Everyday Food Weekly N/A Everyday Baking Weekly N/A Martha Stewart Living Radio 24/7 15M listeners Martha Stewart Crafts on DIY Daily N/R Martha Stewart On-Demand 24/7 15M homes/ 2M orders Holiday Specials on Fine Living Halloween Thanksgiving Christmas The Art of Wedding Cakes on Style 15 Times 13 Times 13 Times 3 Times N/R N/R N/R N/R

360^ Advertiser Case Study: Dove 3-month campaign Print: 9 pages, including a 5-page advertorial at launch Television: Martha Stewart Show custom segment sponsor and audience giveaway Radio: integrations, including in-program live reads and expert guests Online: custom ad units; drive traffic to Dove site for free samples Using multi-media channels to provide an information resource in a format that resonates with MSLO consumers

360^ Advertiser Case Study: Scotch Brite 2008 campaign Print: series of "Brighten Your Home" advertorials and brand ads in Martha Stewart Living and Everyday Food Television: product integrations on Martha Stewart Show, plus billboards and audience giveaways Online: product information on Martha's Circle, plus banner and button advertisements Renewed following successful campaign in 2007

Merchandising: Crossing the Bridge

Transforming Our Merchandising Business Partner Contracts Timeline Licensed Retail Partnerships Kmart Sears Canada Lowe's (Paint) Macy's Costco 1-800-Flowers.com Licensed Manufacturing Partnerships KB Home Bernhard (Furniture) Quality Home Brands (Lighting) FLOR (Carpet Tiles) EK Success/Wilton (Crafts) Safavieh (Area Rugs) Wedgwood E. & J. Gallo 2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013

Martha Stewart Collection Macy's ~ 2,000 SKUs, price range of $3 to $600 Available exclusively in 675 Macy's home stores, and macys.com $4 billion category at Macy's

Martha Stewart Food at Costco A focus on high-quality fresh and frozen foods Introduced line of soups in Q1 08 Rolling out appetizers, dips and sauces, salads, entrees, and baking mixes Available at more than 350 Costco stores

~ 650 SKUs, $3 - $80 ~ 900 Michael's arts and crafts stores in the U.S. and Canada; expanded to independent retailers Acquired stake in our crafts partner and restructured existing ownership stake on more favorable terms Much broader roll-out of crafts line in 2nd half of 2008 $30 billion crafts market Martha Stewart Crafts

Diversification and Growth Opportunities

CORE CONTENT AREAS:	DISTRIBUTION POINTS Mass Market	National Chains	Specialty and Independents	Home Centers	Wholesale Clubs and Food Chains	Web	International
Home Textiles	Kmart	Macy's				Kmart, Macy's, Sears Canada	Sears Canada
Kitchen & Entertaining	Kmart	Macy's				Kmart, Macy's, Sears Canada	Sears Canada
Holidays	Kmart	Macy's	EK Success/ Wilton			Kmart, Macy's, Sears Canada	Sears Canada
Gardening	Kmart			Potential Growth Opportunity		Kmart, Macy's, Sears Canada	Sears Canada
Bridal Registry		Waterford Wedgwood (@ Macy's)				Waterford Wedgwood (@ Macy's)	
Home Furnishings & Décor	Kmart	Macy's	Bernhardt / Safavieh / Generation Brands / The Good Bed	Lowe's	Growth Opportunity / In Development	Kmart, Macy's, Sears Canada, Safavieh, FLOR	Sears Canada
Crafting (general)	Growth Opportunity / In Development	EK Success/ Wilton	EK Success/ Wilton			EK Success / Wilton, Kodak	Growth Opportunity / In Development
Weddings (Crafting & Décor)	Growth Opportunity / In Development	EK Success/ Wilton	EK Success/ Wilton			EK Success/ Wilton	Growth Opportunity / In Development
Flowers			1-800 flowers			1-800 flowers	
Food & Wine			Gallo		Costco, Gallo		
Pets	Potential Growth Opportunity		Potential Growth Opportunity		Potential Growth Opportunity		
Baby / Kids		Potential Growth Opportunity					

35

Creating, enhancing, diversifying our brands Growing cross-platform franchises Building sustainable profits and free cash flow Path to Value Creation

Increasingly diversified revenue base, across and within segments Emergence of new merchandising launches and new media platform creates renewed operating leverage Solid FCF growth potential supported by improving expense profile and limited capital expense needs Strong balance sheet Strategy to closely manage expenses and deploy capital in disciplined, growth-minded manner Financial Strengths

Return to Growth 2002 2003 2004 2005 2006 2007 Publishing 182600 135529 95960 125765 156559 183727 Merchandising 48896 53395 53386 58819 69504 84711 Internet 36873 30813 27512 11258 15775 19188 Broadcasting 26680 26111 10580 16591 46503 40263 MSLO Revenue ($ in thousands)

Adjusted EBITDA* 2006 EBITDA EBITDA margin 2007 EBITDA EBITDA margin 12 months ending December 31 (in thousands) Publishing $9,341 6% $17,023 9% Internet (206) -1% (4,394) -23% Broadcasting 4,416 9% 1,548 4% Merchandising 48,517 70% 59,159 70% Before Corporate 62,068 22% 73,336 22% Corporate (42,492) 7% (38,942) nm Total 19,576 nm 34,394 10% * A reconciliation of adjusted EBITDA to Net Income (Loss), the most directly comparable GAAP number, is available on our website by referring to our Current Report on Form 8-K as filed with the Securities and Exchange Commission related to our earnings results.

Revenue Diversification Year Ended December 31, 2007 Publishing 183.3 Merchandising 84.3 Internet 19.2 Broadcasting 40.3 Merchandising 26% Internet 6% Broadcasting 12% Publishing 56% Advertising 43 Circulation 22 Licensing 27 Other 8 Licensing 27% Advertising 43% Circulation 22% Other 8%

Strong Balance Sheet December 31, 2007 ($M) Cash and cash equivalents $ 30.5 Short-term investments 26.7 Accounts receivable, net 94.2 Total Assets 255.3 Total Current Liabilities 73.7 Total Liabilities 99.7 Total Liabilities & Shareholders' Equity 255.3 Twelve Months Ended December 31, 2007 Twelve Months Ended December 31, 2007 Capital Expenditures $ (5.0)

Acquisition criteria: Strengthen core MSLO brands Strengthen platforms Build the portfolio Profitable, high margin business with immediate benefit to bottom line Significant long term revenue and EBITDA potential Investment and Acquisition Strategy Extending the MSLO brand portfolio through flexible investment decision-making and disciplined, tuck-in acquisitions

2008 Outlook Q1 to show continued momentum in publishing Economy clouds full-year visibility, especially in merchandising and print advertising Internet gaining traction, strategic developments to come

Thank You